Exhibit 10(c)
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                           KIRKPATRICK & LOCKHART LLP
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                         1800 MASSACHUSETTS AVENUE, N.W.
                                    2ND FLOOR
                           WASHINGTON, D.C. 20036-1800

                            TELEPHONE (202) 778-9000
                            FACSIMILE (202) 778-9100

ARTHUR J. BROWN
(202) 778-9046
brownaj@kl.com

                                February 27, 1996

The Rodney Square Strategic Fixed-Income Fund
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

Dear Sir or Madam:

    The Rodney Square Strategic Fixed-Income Fund (the "Trust") is a business trust established under Massachusetts law by Declaration of Trust, dated May 7, 1986, as amended and restated as of July 1, 1992. We understand that the Trust is about to file Post-Effective Amendment No. 15 to its Registration Statement on Form N-lA for the purpose of registering additional shares of beneficial interest in its two series, The Rodney Square Diversified Income Portfolio and The Rodney Square Municipal Income Portfolio under the Securities Act of 1933, as amended ("1933 Act"), pursuant to Section 24(e)(1) of the Investment Company Act of 1940, as amended ("1940 Act").

    We have, as counsel, participated in various business and other proceedings relating to the Trust. We have examined copies, either certified or otherwise proved to be genuine, of its Declaration of Trust, as amended, and By-Laws, as now in effect, the minutes of meetings of its board of trustees and other documents relating to its organization and operation, and we are generally familiar with its affairs. Based upon the foregoing, it is our opinion that the shares of beneficial interest in the Trust currently being registered pursuant to Section 24(e)(1) as reflected in Post-Effective Amendment No. 15, when sold in accordance with the Trust's Declaration of Trust, as amended, and By-Laws, will be legally issued, fully paid and non-assessable, subject to compliance with the 1933 Act, the 1940 Act and applicable state laws regulating the offer and sale of securities.

    The  Trust  is  an entity of the type commonly  known  as  a  "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust states that creditors of, contractors with and claimants against the Trust shall look only to the assets of the Trust for payment. It



DC-250401.1
        BOSTON - HARRISBURG - MIAMI - NEW YORK - PITTSBURGH - WASHINGTON
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KIRKPATRICK & LOCKHART LLP
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The Rodney Square Strategic Fixed-Income Fund
February 27, 1996
Page Two


also states that every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust and its assets. The Declaration of Trust further provides: (i) for indemnification from Trust assets, as appropriate, for all losses and expenses of any shareholder held personally liable for the obligations of the Trust by virtue of ownership of shares of the Trust; and (ii) for the Trust to assume the defense of any claim against the shareholder for any act or obligation of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

    We hereby consent to this opinion accompanying Post-Effective Amendment No. 15 which you are about to file with the Securities and Exchange Commission. We also consent to the reference to our firm under the caption "Other Information - Legal Counsel" in the statement of additional information incorporated by reference into the prospectus of the Trust, filed as part of the Trust's Registration Statement.



                                        Very truly yours,

                                        KIRKPATRICK & LOCKHART LLP



                                        By:   /s/ Arthur Brown
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                                             Arthur J. Brown